Contingencies and litigations	6 Months Ended
Jun. 30, 2024
Commitments And Contingencies [Abstract]
Contingencies and litigations

Note 18	Contingencies and litigations
Following the merger between the companies Vivalis SA and Intercell AG in 2013, certain former Intercell shareholders initiated legal proceedings before the Commercial Court of Vienna to request a revision of either the cash compensation paid to departing shareholders or the exchange ratio between Intercell and Valneva shares used in the merger.
In October 2021, Valneva received an opinion from a court-appointed expert with respect to the exchange ratio. The expert confirmed the prior calculation used but also recommended the calculation of safety margins. Additionally, the expert addressed the cash compensation paid to departing shareholders and recommended an increase in such compensation. The expert provided a supplemental opinion in April 2022, and the judicial committee in charge of the proceedings gave its opinion to the Commercial Court of Vienna in April 2023.
Nonetheless, the final outcome will depend on the court’s position on specific legal points and the Court has not made a decision yet. The Company therefore assessed the probability of several scenarios and decided to hold a provision of €5.2 million to cover the reassessed risk and potential legal costs (December 31, 2023: €5.2 million).